Rational/RGN Hedged Equity Fund

(the “Fund”)

Class A Shares: RNEAX	Class C Shares: RNECX	Institutional Shares: RNEIX

February 28, 2025

The information in this Supplement amends certain information contained in the currently effective Prospectus for the Fund dated September 27, 2024, as supplemented on November 14, 2024.

_____________________________________________________________________________

The following sentence under the section of the Fund’s Prospectus entitled “Management of the Fund –Advisor” is hereby deleted in its entirety:

“Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com.”

* * *

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund dated September 27, 2024, as supplemented on November 14, 2024, which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to the Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.